Fees Summary	Aug. 29, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 668,146,568.00
Previously Paid Amount	0.00
Total Fee Amount	98,618.43
Total Offset Amount	0.00
Net Fee	$ 98,618.43
Final Prospectus	false